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Trading Products Documentation Unit
One First National Plaza
Suite 0107; 1-8
Chicago, IL 60670

                                 FIRST CHICAGO
                      The First National Bank of Chicago

                               December 10, 1996



Scott Schneider
Saul Holdings Limited Partnership
8401 Connecticut Avenue
Chevy Chase, MD 20815

Dear Mr. Schneider:

I. In consideration of the assignment of the interest rate cap transaction described below from Saul Holdings Limited Partnership ("Saul Holdings") to The First National Bank of Chicago ("First Chicago"), First Chicago shall pay Saul Holdings $85,000 on December 11, 1996 .

Type of Transaction:        Interest Rate Cap
Termination Date:           March 20, 1999
Notional Amount:            $50,000.000
Cap Rate:                   7.5%
Floating Rate Option:       USD-LIBOR-BBA
Designated Maturity:        3 months

II. In consideration of the assignment of the interest rate cap transaction described below from Saul Holdings to First Chicago, First Chicago shall pay Saul Holdings $261,000 on December 11, 1996.

Type of Transaction:        Interest Rate Cap
Termination Date:           August 19, 2000
Notional Amount:            $37,000,000
Cap Rate:                   7.5 %
Floating Rate Option;       USD-LIBOR-BBA
Designated Maturity:        3 months
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Trading Products Documentation Unit
One First National Plaza
Suite 0107; 1-8
Chicago, IL 60670




        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this letter and returning it via facsimile to First Chicago's Documentation Unit at facsimile no. (312) 732-4172.

                                        Very truly yours,

                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By:  /s/ Katherine DePauw Graham
                                        Name: Katherine DePauw Graham
                                        Title: First Vice President

Acknowledged and Agreed:

SAUL HOLDINGS LIMITED PARTNERSHIP
BY: Saul Centers, Inc., its General Partner

By: /s/ Scott V. Schneider
Name:   Scott V. Schneider
Title: Vice President and CFO

First Chicago Deal #96345.1.1623 &
#96345.1.1624